Exhibit 10.1

THE BANK OF NEW YORK
101 Barclay Street, 8 West	Distribution Date: 2/17/04
New York, NY 10286
Officer: Trish O’Neill-Manella	212.815.3956
Associate: Cirino Emanuele	212.815.3087

GreenPoint Mortgage Securities Inc.

GreenPoint Home Equity Loan Trust 2003-1

Home Equity Loan Asset-Backed Notes

Series 2003-1

Certificateholder Monthly Distribution Summary

Class	Cusip	Class Description	Certificate Rate Type	Beginning Balance	Pass Through Rate (%)	Principal Distribution	Interest Distribution	Total Distribution	Current Realized Losses	Ending Balance	Cumulative Realized Losses
A	395385AP2	Senior	Var-Act/360	180,859,697.41	1.364380	10,486,006.40	185,071.02	10,671,077.50	0.00	170,373,690.93	0.00
R	N/A	Senior	Fix-30/360	0.00	0.000000	0.00	0.00	0.00	0.00	0.00	0.00

Totals				180,859,697.41	1.364380	10,486,006.40	185,071.02	10,671,077.50	0.00	170,373,690.93	0.00

Principal Distribution Detail

Class	Cusip	Original Certificate Balance	Beginning Certificate Balance	Scheduled Principal Distribution	Accretion Principal	Unscheduled Principal Adjustments	Net Principal Distribution	Current Realized Losses	Ending Certificate Balance	Ending Certificate Factor
A	395385AP2	290,418,000.00	180,859,697.41	10,486,006.49	0.00	0.00	10,486,006.40	0.00	170,373,690.93	0.58664990094
R	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00000000000

Totals		290,418,000.00	180,859,697.41	10,486,006.49	0.00	0.00	10,486,006.40	0.00	170,373,690.93

Interest Distribution Detail

Class	Beginning Certificate Balance	Pass Through Rate (%)	Accrued Optimal Interest	Cumulative Unpaid Interest	Deferred Interest	Total Interest Due	Net Prepayment Int Shortfall	Unscheduled Interest Adjustment	Interest Paid
A	203,158,178.97	1.3643890	185,071.02	0.00	0.00	185,071.02	0.00	0.00	185,071.02
R	0.00	0.000000	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Totals	203,158,178.97	1.3643890	185,071.02	0.00	0.00	185,071.02	0.00	0.00	185,071.02

Current Payment Information

Factors per $1,000

Class	Cusip	Original Certificate Balance	Beginning Cert. Notional Balance	Principal Distribution	Interest Distribution	Ending Cert. Notional Balance	Pass Through Rate (%)
A	395385AP2	290,418,000.00	622.756500681	36.106599453	0.637257386	586.649900035	1.364380
R	N/A	0.00	0.000000000	0.000000000	0.000000000	0.000000000	0.000000

Totals		290,418,000.00	622.756500681	36.106599453	0.637257386	586.649900035

Pool Level Data

Distribution Date		3/15/04
Cut-off Date		5/1/03
Determination Date		3/1/04
Accrual Period 30/360	Begin	2/1/04
	End	3/1/04
Number of Days in 30/360 Accrual Period		30

Accrual Period Actual Days	Begin	2/17/04
	End	2/15/04
Number of Days in Actual Accrual Period		27

Collateral Information

Group 1

Cut-Off Date Balance	282,542,470.48

Beginning Aggregate Pool Stated Principal Balance	186,527,856.68
Ending Aggregate Pool Stated Principal Balance	176,705,015.35

Beginning Aggregate Certificate Stated Principal Balance	180,859,697.41
Ending Aggregate Certificate Stated Principal Balance	170,373,690.93

Beginning Aggregate Loan Count	4,466
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement	214
Ending Aggregate Loan Count	4,252

Beginning Weighted Average Loan Rate (WAC)	6.680828%
Ending Weighted Average Loan Rate (WAC)	6.661550%

Beginning Net Weighted Average Loan Rate	6.173828%
Ending Net Weighted Average Loan Rate	6.661550%

Weighted Average Maturity (WAM) (Months)	205

Aggregate Pool Prepayment	7,603,221.48
Pool Prepayment Rate	40.0391 CPR

Certificate Account

Beginning Balance	0.00

Deposit
Payments of Interest and Principal	10,746,797.89
Liquidation Proceeds	25,000.00
All Other Proceeds	0.00
Other Amounts	0.00
Total Deposits	10,771,797.89

Withdrawals
Reimbursement of Servicer Advances	0.00
Payment of Master Servicer Fees	77,719.94
Payment of Sub Servicer Fees	0.00
Payment of Other Fees	0.00
Payment of Insurance Premium(s)	0.00
Payment of Personal Mortgage Insurance	0.00
Other Permitted Withdrawal per the Pooling and Service Agreement	23,000.45
Payment of Principal and Interest	10,671,077.50
Total Withdrawals	10,771,797.89

Ending Balance	0.00

Delinquency Information

Group 1

Delinquency	30-59 Days	60-89 Days	90-179 Days	180-269 Days	270+ Days	Totals
Scheduled Principal Balance	2,498,826.36	211,422.44	711,899.25	328,071.58	344,953.07	4,095,172.70
Percentage of Total Pool Balance	1.414123%	0.119647%	0.402874%	0.185661%	0.195214%	2.317519%
Number of Loans	73	4	23	7	3	110
Percentage of Total Loans	1.716839%	0.094073%	0.540922%	0.164628%	0.070555%	2.587018%

Foreclosure
Scheduled Principal Balance						564,871.76
Percentage of Total Pool Balance						0.319669%
Number of Loans						12
Percentage of Total Loans						0.282220%

Bankruptcy
Scheduled Principal Balance						381,208.91
Percentage of Total Pool Balance						0.215732%
Number of Loans						7
Percentage of Total Loans						0.164628%

REO
Scheduled Principal Balance						0.00
Percentage of Total Pool Balance						0.000000%
Number of Loans						0
Percentage of Total Loans						0.000000%

Book Value of all REO Loans						0.00
Percentage of Total Pool Balance						0.000000%

Current Realized Losses						66,315.75
Additional Gains (Recoveries)/Losses						0.00
Total Realized Losses						648,793.01

Reserve Fund Information

Demand Note Reserve Account

Beginning Balance	2,875,529.52
Deposits	0.00
Accrued Interest	0.00
Withdrawals	0.00
Ending Balance	2,875,529.52

OVERCOLLATERALIZATION REPORTING

Ending Overcollateralization Amount	6,331,324.42
Specified Overcollateralization Amount	7,639,827.38

Overcollateralization Reduction Amount	0.00

Excess Interest used as Accelerated Principal	729,480.91

ADDITIONAL REPORTING ITEMS

Cumulative losses as percentage of original Pool Balance	0.22563380%
Cumulative losses as percentage of current Pool Balance	0.36716163%

12-month rolling average of cumulative losses as percentage of original Pool Balance	0.67984973%
3-month rolling average of Mortgage Loans 60+ days delinquent	0.01086309%

Relief Act Shortfall	0.00
Gross Prepayment Interest Shortfall	0.00
Net Prepayment Interest Shortfall	0.00

Total outstanding principal balance of 3 largest Mortgage Loans	1,095,857.04

Draw Amount	1,663,900.07